UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 21, 2017

IGNYTA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36344	45-3174872
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4545 Towne Centre Court

San Diego, California 92121

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 255-5959

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry Into a Material Definitive Agreement.

Agreement and Plan of Merger

On December 21, 2017, Ignyta, Inc. (“Ignyta” or the “Company”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Roche Holdings, Inc. (“Parent”) and Abingdon Acquisition Corp., a wholly owned indirect subsidiary of Parent (“Merger Sub”), pursuant to which, and on the terms and subject to the conditions thereof, among other things, Merger Sub will commence a tender offer (“Offer”) on January 10, 2018, or as promptly thereafter as practicable, but in no event later than January 16, 2018, to acquire all of the outstanding shares (the “Company Shares”) of common stock of the Company at a purchase price of $27.00 per Company Share, net to the seller in cash, without interest (the “Offer Price”). The Merger Agreement includes a remedy of specific performance and is not subject to a financing condition.

Merger Sub’s obligation to purchase the Company Shares validly tendered pursuant to the Offer is subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, including (i) that there shall have been validly tendered and not withdrawn Company Shares (excluding any Company Shares tendered pursuant to guaranteed delivery procedures that have not yet been delivered in settlement or satisfaction of such guarantee) that, considered together with all other Company Shares (if any) beneficially owned by Parent and its affiliates, represent a majority of the total number of Company Shares outstanding at the time of the expiration of the Offer; (ii) the accuracy of the representations and warranties of the Company contained in the Merger Agreement, subject to customary exceptions; (iii) the Company’s compliance in all material respects with its covenants and obligations contained in the Merger Agreement; (iv) the expiration or termination of any waiting period (and extensions thereof) relating to the Offer under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and any applicable foreign antitrust laws, and any approvals or clearances required thereunder shall have been obtained; (v) there not having been a material adverse effect with respect to the Company; (vi) the absence of any temporary restraining order, preliminary or permanent injunction or other order or decree issued by any court of competent jurisdiction or other legal restraint or prohibition in effect that would prohibit or make illegal the acquisition of or payment for the Company Shares pursuant to the Offer, or the consummation of the merger; and (vii) other customary conditions

The Merger Agreement contains certain termination rights in favor of each the Company and Parent, including under certain circumstances, the requirement for the Company to pay to Parent a termination fee of approximately $58 million, or approximately 3% of the purchase price. The Company has also agreed (i) not to continue any solicitation, knowing encouragement, or negotiations with third parties regarding other proposals to acquire the Company, (ii) not to solicit, initiate or encourage any inquiries, or engage, continue or participate in any discussion or negotiations regarding other proposals to acquire the Company, and (iii) to certain restrictions on its ability to respond to such proposals, subject to fulfillment of certain fiduciary requirements of the board of directors of the Company.

Following the completion of the Offer and subject to the satisfaction or waiver of certain conditions set forth in the Merger Agreement, Merger Sub will merge with and into the Company, with the Company surviving as an indirect wholly owned subsidiary of Parent, pursuant to the procedure provided for under Section 251(h) of the Delaware General Corporation Law without any stockholder approvals (the “Merger”). At the effective time of the Merger (the “Effective Time”), and without any action on the part of the holders of any shares of common stock of the Company, each outstanding share of common stock of the Company, other than any shares owned by Parent, Merger Sub or any wholly owned subsidiary of Parent or held in the treasury of the Company, or any stockholders who are entitled to and who properly exercise appraisal rights under Delaware law, will be canceled and converted into the right to receive the Offer Price, in cash, without interest, and subject to any deduction for any withholding taxes (the “Merger Consideration”). In addition, (i) effective as of immediately prior to the Effective Time, each outstanding Company stock option will be accelerated and vest in full and automatically be canceled and terminated as of the Effective Time and the holder thereof will be entitled to receive an amount in cash, without interest and subject to deduction for any required withholding taxes, equal to the product of (A) the number of shares of common stock of the Company underlying such option multiplied by (B) the excess, if any, of the Merger Consideration over the exercise price per share of such option, (ii) effective as of immediately prior to the Effective Time, each outstanding Company restricted stock unit will automatically be fully accelerated and vest in full and the restrictions thereon will lapse, and each such restricted stock unit will be canceled and converted into the right to receive an amount in cash equal to the Merger Consideration, and (iii) effective as of immediately prior to the Effective Time, each outstanding Company warrant, whether vested or unvested and exercisable or unexercisable, in exchange for the surrender and cancellation therefor, shall represent the right to receive an amount in cash, without interest and subject to deduction for any required withholding taxes, equal to the product of (A) the number of shares of common stock of the Company subject to the warrant multiplied by (B) the excess, if any, of the Merger Consideration over the exercise price per share of such warrant.

The Merger Agreement contains customary representations, warranties and covenants, including covenants obligating the Company to continue to conduct its business in the ordinary course and to cooperate in seeking regulatory approvals.

The Company Board has unanimously (i) determined that it is in the best interests of the Company and its stockholders to enter into, and approved and declared advisable, the Merger Agreement, (ii) approved the execution and delivery by the Company of the Merger Agreement, the performance by the Company of its covenants and agreements contained in the Merger Agreement and the consummation of the Offer and the Merger upon the terms and subject to the conditions contained in the Merger Agreement, and (iii) resolved, subject to the terms and conditions set forth in the Merger Agreement, to recommend that the holders of Company Shares accept the Offer and tender their Company Shares to Merger Sub pursuant to the Offer. The board of directors of Parent has also unanimously approved the Merger Agreement and the transactions contemplated thereby.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, which is attached to this report as Exhibit 2.1 and incorporated herein by reference. The Merger Agreement and the foregoing description of the agreement have been included to provide investors and stockholders with information regarding the terms of the agreement. They are not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only as of specified dates for the purposes of such agreement, were solely for the benefit of the parties to such agreement and may be subject to qualifications and limitations agreed upon by such parties. In particular, in reviewing the representations, warranties and covenants contained in the Merger Agreement and discussed in the foregoing description, it is important to bear in mind that such representations, warranties and covenants were negotiated with the principal purpose of allocating risk between the parties, rather than establishing matters as facts. Such representations, warranties and covenants may also be subject to a contractual standard of materiality different from those generally applicable to stockholders and reports and documents filed with the U.S. Securities and Exchange Commission (the “SEC”), and are also qualified in important part by a confidential disclosure schedule delivered by the Company to Parent in connection with the Merger Agreement. Investors and stockholders are not third-party beneficiaries under the Merger Agreement. Accordingly, investors and stockholders should not rely on such representations, warranties and covenants as characterizations of the actual state of facts or circumstances described therein. Information concerning the subject matter of such representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures.

Tender and Support Agreement

Concurrently with the execution and delivery of the Merger Agreement, on December 21, 2017, certain officers, directors and stockholders of the Company entered into a tender and support agreement (the “Tender and Support Agreement”) with Parent and Merger Sub, pursuant to which each such person or entity agreed, among other things, to tender his, her or its shares of common stock of the Company pursuant to the Offer. As of December 21, 2017, these stockholders owned a number of shares of common stock of the Company equal to approximately 6.4% of the outstanding shares of common stock of the Company. The Tender and Support Agreement terminates in the event the Merger Agreement is terminated. The foregoing description of the Tender and Support Agreement is not complete and is qualified in its entirety by reference to the Tender and Support Agreement, which is attached to this report as Exhibit 99.1 and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

On December 21, 2017, the Company and Parent issued a joint press release announcing the execution of the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.2.

The information contained in this Item 7.01 and in Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of December 21, 2017, by and among Ignyta, Inc., Roche Holdings, Inc. and Abingdon Acquisition Corp.

99.1	Tender and Support Agreement, dated December 21, 2017, by and among Roche Holdings, Inc., Abingdon Acquisition Corp. and certain stockholders of Ignyta, Inc.

99.2	Joint Press Release, dated December 21, 2017.

Notice to Investors

The Offer described above has not yet commenced. This filing and the attached exhibits are not an offer to buy nor a solicitation of an offer to sell any securities of Ignyta. The solicitation and the offer to buy shares of Ignyta’s common stock will only be made pursuant to a tender offer statement on Schedule TO, including an offer to purchase, a letter of transmittal and other related materials that Parent and Merger Sub intend to file with the SEC. In addition, Ignyta will file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the tender offer. Once filed, investors will be able to obtain the tender offer statement on Schedule TO, the offer to purchase, the Solicitation/Recommendation Statement of Ignyta on Schedule 14D-9 and related materials with respect to the tender offer and the merger free of charge at the website of the SEC at www.sec.gov, and from the information agent named in the tender offer materials. Investors may also obtain, at no charge, any such documents filed with or furnished to the SEC by Ignyta under the “Investors” section of Ignyta’s website at www.ignyta.com. INVESTORS AND SECURITY HOLDERS ARE ADVISED TO READ THESE DOCUMENTS WHEN THEY BECOME AVAILABLE, INCLUDING THE SOLICITATION/RECOMMENDATION STATEMENT OF IGNYTA AND ANY AMENDMENTS THERETO, AS WELL AS ANY OTHER DOCUMENTS RELATING TO THE TENDER OFFER AND THE MERGER THAT ARE FILED WITH THE SEC, CAREFULLY AND IN THEIR ENTIRETY PRIOR TO MAKING ANY DECISIONS WITH RESPECT TO WHETHER TO TENDER THEIR SHARES PURSUANT TO THE TENDER OFFER BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING THE TERMS AND CONDITIONS OF THE TENDER OFFER.

Forward-Looking Statements

This report contains forward-looking statements as that term is defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Statements in this report that are not purely historical are forward-looking statements. Such forward-looking statements include, among other things, references to the planned completion of the Offer and the Merger. Actual results could differ from those projected in any forward-looking statements due to numerous factors. Such factors include, among others, uncertainties as to the timing of the Offer and the Merger; uncertainties as to the percentage of Ignyta’s stockholders tendering their shares in the Offer; the possibility that competing offers will be made; the possibility that various closing conditions for the

Offer or the Merger may not be satisfied or waived, including that a governmental entity may prohibit, delay or refuse to grant approval for the consummation of the Merger; the effects of disruption caused by the transaction making it more difficult to maintain relationships with employees, collaborators, customers, vendors and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; as well as risks and uncertainties in the Company’s business, including those risks described in the Company’s periodic reports it files with the SEC. These forward-looking statements are made as of the date hereof, and the Company assumes no obligation to update the forward-looking statements, or to update the reasons why actual results could differ from those projected in the forward-looking statements. Investors should consult all of the information set forth herein and should also refer to the risk factor disclosure set forth in the reports and other documents the Company files with the SEC available at www.sec.gov, including without limitation the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent Quarterly Reports on Form 10-Q, as well as the tender offer materials to be filed by Parent and Merger Sub and the Solicitation/Recommendation Statement to be filed by Ignyta in connection with the Offer.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 22, 2017	IGNYTA, INC.

	By:	/s/ Jonathan E. Lim, M.D.
	Name:	Jonathan E. Lim, M.D.
	Title:	President and Chief Executive Officer